United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

                             October 5, 2007
Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.
(Exact Name of Registrant as Specified in Charter)

              1-6479-1
Commission File Number

Delaware (State or other jurisdiction of incorporation)	13-2637623 (I.R.S. Employer Identification Number)

666 Third Avenue
                     New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01     Other Events.

On October 5, 2007, Overseas Shipholding Group, Inc. ("OSG") issued a press release announcing that it has signed a definitive agreement to charter two 46,000 dwt Jones Act tankers to Petrobras America, Inc. (Petrobras), marking the first U.S. Flag shuttle tankers to transport oil from ultra-deepwater drilling projects in the U.S. Gulf of Mexico. Petrobras America, Inc. is a unit of Petroleo Brasileiro S.A. (NYSE: PBR/PBRA), the 12th largest oil company in the world. OSG will convert to shuttle tankers two of the 12 product tankers that it has ordered from Aker Philadelphia Shipyard. The Company expects to deliver the converted shuttle tankers to Petrobras in the first quarters of 2010 and 2011.

A copy of the press release is attached to this Report as Exhibit 99.1 and is hereby incorporated by reference.

Section 9 - Financial Statements and Exhibits.

Item 9.01    Financial Statements and Exhibits.

(d) Press Release of OSG dated October 5, 2007.

Exhibit No.	Description
99.1	Press Release of OSG dated October 5, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC. (Registrant)

By: /s/James I. Edelson
Name: James I. Edelson Title: General Counsel and Secretary

Date: October 5, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of OSG dated October 5, 2007